Corporate Deck August 2025

This presentation of Recursion Pharmaceuticals, Inc. (“Recursion,” “we,” “us,” or “our”) and any accompanying discussion contain statements that are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding Recursion’s ability to demonstrate the potential of technology-driven approaches to increase speed, quality and the scalability of drug discovery; the potential outlook for programs being prioritized and deprioritized; Recursion's future as a leader in TechBio and ability to deliver better treatments to patients faster; Recursion’s OS industrializing first- and best-in-class drug discovery; the occurrence or realization of potential milestones; current and future preclinical and clinical studies, including timelines for enrollment in studies, data readouts, and progression toward IND-enabling and other potential studies; advancements of its pipeline, partnerships, and data strategies; the potential size of the market opportunity for our drug candidates; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners and the amount and timing of potential milestone payments; the initiation, timing, progress, results, and cost of our research and development programs; advancements of our Recursion OS; the potential for additional partnerships; our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates including our ability to leverage the datasets acquired through the license agreement into increased machine learning capabilities and accelerate clinical trial enrollment; Recursion’s cash burn, cash position and cash runway; the completion of core integration plans and the results of the business combination with Exscientia; and many others. Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Recursion does not undertake any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third- party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate comparisons against other clinical trials and other drug candidates are not based on head-to-head studies and are presented for informational purposes; comparisons are based on publicly available information for other clinical trials and other drug candidates. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. Important Information 2

Recursion exists to find a better way to discover and develop new medicines 3 Biology is extraordinarily complex; we understand only a small fraction of how it functions

Recursion exists to find a better way to discover and develop new medicines 4 Eroom’s Law Drug discovery is becoming slower and more expensive over time Drug discovery is becoming slower and more expensive over time Biology is extraordinarily complex; we understand only a small fraction of how it functions Moore’s Law Computing power is becoming faster and less expensive over time

Recursion exists to find a better way to discover and develop new medicines 5 Drug discovery is becoming slower and more expensive over time Biology is extraordinarily complex; we understand only a small fraction of how it functions Rapid pace of technology offers a fundamentally new approach to model & simulate biology and chemistry at scale

Recursion’s unbiased platform approach delivers a strong internal and partnered portfolio 6 • Powered by proprietary and fit-for-purpose scaled data • End-to-end capabilities spanning novel target discovery, precision chemistry and optimized clinical trials • Built upon iterative cycles of dry-lab predictions and wet- lab validation to accelerate learning Compute PortfolioData Validation Models

Recursion OS 2.0: Efficiently delivering novel insights, precision design, and optimized clinical trials



AI-powered Biological Insights
AI-enabled Precision Design
AI-informed Clinical Development
Transcriptomics Assay & Models
Phenomics Assay & Models
MOA Deconvolution
Nomination Workflow
Scientific Agents
Scaled Binding Affinity Predictions
ML-based Patient Connectivity (RWD)
LLMs & Graphs
3D Protein & Atomistic Models
Molecular Property Prediction & Design
Automated Chemistry
Design Workflow
Scientific Agents
Automated ADMET
Automated Biology
Causal AI Patient stratification & indication selection
ClinTech Workflow
AI-powered Recruitment
Clinical Trial Design

7

Recursion

Boltz-2: Open-source model with MIT commoditizing binding affinity prediction approaching FEP accuracy at 1000x speed 8 Over 171K downloads and 41.5K unique users in less than two months Designed for drug discovery and virtual screening Contact/pocket constraints — ensure output follows respects given conditions Allows users to specify an experimental modality to emulate Template steering — allows users to input reference templates that embed prior knowledge

ClinTech: Industrialize clinical development by building an end-to-end platform to increase probability of success

Causal AI applied to human genomics

- **Patient-platform** connectivity
- Enables **target validation** and **patient stratification**
- Supports expansion into **new indications**

Intelligent clinical trial design

- **More robust trial planning** via clinical trial simulations
- **Potential for up to 30% more patients** receive optimal dose

AI-powered recruitment & execution

- **Potential for 50% faster enrollment projections** through high quality sites
- **2+ months faster** trial activation

*Powered by **integrated tech stack, RWE, and agentic solutions***

Strategic Partnerships

Helix

faro

TEMPUS

healthverity

9

Recursion

Delivering Pipeline Advancements and Partnership Value

	Target	Disease Indication	Late Discovery	Preclinical	Phase 1/2	Pivotal/Phase 3
Oncology						
REC-617	**CDK7**	Advanced Solid Tumors				
REC-1245	**RBM39**	Biomarker-Enriched Solid Tumors & Lymphoma				
REC-3565	**MALT1**	B-Cell Malignancies				
REC-7735	**PI3Kα H1047R**	Breast Cancer				
Rare Disease						
REC-4881	**MEK1/2**	Familial Adenomatous Polyposis				
REC-102	**ENPP1**	Hypophosphatasia				

REC-4539 for Small-Cell Lung Cancer (target: LSD1) is on strategic pause.

Partnerships

	Therapeutic Area	Highlights
Roche and Genentech	Neuroscience & Oncology	First neuroscience phenomap in human cell context. One optioned Gi oncology program continues to advance. Potential for up to 40 compound programs
Sanofi	Oncology & Immunology	Milestones achieved across four distinct BIC and FIC discovery programs in 18 months; potential for several program milestones upcoming
Bayer	Oncology	Advancing multiple programs with previously "undruggable" targets to lead series milestones
Merck KGaA, Darmstadt, Germany	Oncology & Immunology	Multi-year collaboration to identify and advance first-in-class and best-in-class programs

10
Recursion.

Advancing programs with strong therapeutic rationale, powered by Recursion OS

REC-617 | CDK7	REC-1245 | RBM39	REC-4881 | MEK1/2
Solid tumors[1]	Solid tumors[2], Lymphoma	Familial adenomatous polyposis (FAP)
Optimized PK/PD for wider therapeutic index	Phenotypic insight reveals novel MOA for synthetic-lethal targeting in genomically unstable cancers	Phenotypic insight on MEK1/2 inhibition for APC-mutant FAP
~185,000 addressable patients	*~100,000+ addressable patients*	*~50,000 addressable patients*

REC-3565 | MALT1	REC-7735 | PI3Kα H1047R	REC-102 | ENPP1i
B cell malignancies	Breast Cancer	Hypophosphatasia (HPP)
Potential for lower UGT1A1 inhibition and off-target AEs	Selective and wider therapeutic index	Oral, highly selective & potent, suitable for lifetime dosing
~41,000 addressable patients	*~11,000 addressable patients*	*~7,800[3] addressable patients*

Addressable patient populations estimate based on annual US+EU5 and currently identified indications
1. Includes ovarian cancer, breast cancer, non-small cell lung cancer (NSCLC), colorectal cancer, pancreatic cancer, head and neck cancer
2. Biomarker-enriched
3. Diagnosed patients

Note: REC-4539 | LSD1: Precision designed for reversibility and CNS penetration. *Strategic pause to ensure a competitive Target Product Profile*

11

Recursion

Advanced partnership discovery by leveraging Recursion 2.0

sanofi

4 **Program milestone payments achieved** in last 18 months

Several programs **advancing towards development candidate** over next 12-15 months

Roche
Genentech
A Member of the Roche Group

5 **Phenomaps in Neuroscience, GI Oncology**
- 1 trillion iPSC-derived cells
- 100 billion GI Oncology relevant cells
- 5,000 transcriptomes

Continued **program advancement** in a GI oncology indication and multiple neuroscience **programs into target validation** advanced by leveraging the RecursionOS and Genentech's biology expertise

BAYER

Recursion & Bayer have **nominated multiple early discovery precision oncology programs** against previously "undruggable" targets

Merck KGaA
Darmstadt, Germany

Multiple-year collaboration to **identify first-in-class and best-in-class** targets

Potential for over **$100 million** in partnership milestones by end of 2026

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Recursion.

Recursion brings medicines to clinic faster and at lower cost 0 10 20 30 40 50 60 Industry Recursion T im e t o c a n d id a te I D ( m o n th s ) Go faster 0 5 10 15 20 25 30 Industry Recursion C o s t to I N D ( $ M ) Spend less 0 500 1,000 1,500 2,000 2,500 3,000 Industry Recursion Highly productive compound design # s y n th e s iz e d t o c a n d id a te 0 2 4 6 8 10 12 14 Industry Recursion T im e t o h it p a c k a g e ( m o n th s ) Quickly validate hypotheses (Far Left): Time from hypothesis screening to validated hit package for legacy Recursion programs. (Center Left): Legacy Exscientia compounds synthesized from hit to candidate ID. (Center Right): Total spend from hypothesis screening to the completion of IND-enabling studies for legacy Recursion novel chemical entity (NCE) programs that advanced to clinical trials. The cost to IND has been inflation-adjusted using the US Consumer Price Index (CPI) (Far Right). Time to validated lead is the average of >280 legacy Recursion programs since late 2017 through 2024. Industry data adapted from Paul, et al., Nature Reviews Drug Discovery (2010) 9, 203–214 13

Pipeline

Internal Pipeline PIPELINE

Pipeline: Advancing 5+ high-potential programs across oncology and rare disease 16 REC-4539 for Small-Cell Lung Cancer (target: LSD1) is on strategic pause. Target Disease Indication Late Discovery Preclinical Phase 1/2 Pivotal/Phase 3 Oncology REC-617 CDK7 Advanced Solid Tumors REC-1245 RBM39 Biomarker-Enriched Solid Tumors & Lymphoma REC-3565 MALT1 B-Cell Malignancies REC-7735 PI3Kα H1047R Breast Cancer Rare Disease REC-4881 MEK1/2 Familial Adenomatous Polyposis REC-102 ENPP1 Hypophosphatasia

Targeted, differentiated portfolio strategy

Powered by the Recursion OS 2.0 platform

Differentiated, product first mindset, powered by Recursion OS 2.0
Integrated, end-to-end tech stack
Multimodal Biology · Design · ClinTech

Explore the uncharted by going after **novel targets** to develop differentiated medicines
First-in-class molecules

Provide **significantly meaningful advancements** with differentiated medicines
Best-in-class molecules

Double down on areas of **expertise and efficiency**
Oncology · I&I · Neuroscience · Rare

Develop **innovative molecules in-house, powered by our platform**

Focus on **quick and clear go/no-go, differentiated TPP that enable rapid POC**

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Note: Leverage platform insights to strategically in-license

Recursion

REC-617 (CDK7 inhibitor): AI-enabled causal inference strengthens preclinical data for indication selection of ovarian cancer for ELUCIDATE

Cell Panels

Cell Line: OVCAR3



% Viability
125
100
75
50
25
0
0.01
0.1
1
10
100
1000
10000
OVCAR3
2.354 nM
REC-617 Concentration (nM)

Ovarian cell line sensitive to CDK7 inhibition with REC-617

- Unbiased analysis of over 360 cell lines in glo titer assay

In vivo Models

CDX Model: OVCAR[1]



Tumor Volume (mm³)
2,000
1,500
1,000
500
0
Vehicle
REC-617 1mpk
REC-617 3mpk
REC-617 10mpk
0
5
10
15
20
25
30
Days post treatment

Potent tumor regression with REC-617 treatment

- <10 hours of exposure above IC80 to optimize benefit-risk

Causal Inference using Omics and Clinical data

Patient Data: Ovarian Cancer[2]



CDK7 Expression and Overall Survival
Survival probability
1.00
0.75
0.50
0.25
0.00
0
10
20
30
40
50
60
70
80
90
100
110
120
Number of months post-sequencing
CDK7 Expression
High
Low

CDK7 emerges as a likely driver of poor survival in ovarian cancer based on a causal inference framework leveraging multi-omic and clinical data

- Over ~32K patient records using DNA, RNA and clinical outcomes

Impact

- Supports preclinical findings with **causal inference using omics and patient data**
- **1st indication:** 2L+ platinum-resistant ovarian cancer (PROC)

1. Besnard et al, AACR (2022)
2. Causal inference framework based on a network-informed directed acyclic graph (DAG) to assess CDK7's impact on clinical outcomes. Patients were indexed on their date of NGS sequencing and followed until death or censoring with 10 + years of patient follow available. The model adjusts for relevant clinical and genomic confounders, including BRCA status, treatment history, and tumor genomics.

18

Recursion

REC-1245 (RBM39 degrader): Platform derived insight to unlocking comprehensive genomic instability vulnerabilities

Recursion OS Insight	Mechanistic Validation	Preclinical Data


CDK13
CDK12
RBM39
RBM39
CDK12
CDK13

RBM39 loss mimics CDK12 deficiency

- 204 candidates synthesized to candidate ID (REC-1245)
- Advanced program from target ID to IND-enabling studies in 18 months


RBM39 Degradation
%RBM39 Degradation
(Normalized-Vehicle)
120
100
80
60
40
20
0
0.01
1
100
10000
Concentration (nM)

REC-1245 translates phenotypic insights

- Driving rapid and potent RBM39 degradation in human PBMCs within 24 hours


Ovarian CDX Model: OVK18 (MSI-H)
Tumor Volume (mm³)
1,800
1,500
1,200
900
600
300
0
Vehicle
REC-1245 1 mg/kg BID
REC-1245 3 mg/kg BID
REC-1245 10 mg/kg BID
0
4
8
12
16
Days post treatment

REC-1245 induces significant tumor regressions in an ovarian CDX

- Model driven by elevated replication stress

19

Recursion

REC-3565 (MALT1 inhibitor): Summary & next steps

Monotherapy dose escalation ongoing with preliminary update 2H26

Recursion OS Insight | **Preclinical Validation** | **Clinical Development**



Donor
Apolar
Acceptor

344 novel compounds
to Candidate ID

Designed to deliver balanced compound with improved safety (UGT1A1) and efficacy

- Leveraged molecular dynamics & hotspot analysis

CDX Model: OCI-Ly10[1]



Dosing Period
Vehicle
REC-3565
Zanubrutinib
REC-3565 + Zanubrutinib
Tumor Volume (mm³)
2,000
1,500
1,000
500
0
0
5
10
15
20
25
30
35
40
Days post treatment

Single-agent and synergistic activity

- Single agent showed tumor growth regression
- 70% of mice in combo arm had no palpable tumors 10-days after last dose

Illustrative example



RWD to combat competition for trial enrollment

- Advanced analytics for strategic site recommendations and patient targeting
- >50 new potential sites identified in UK and Spain

1. Payne et al. ENA, (2024).

20

Recursion

REEC-4881 (MEK1/2 inhibitor): Summary & next steps

Phase 2 dose expansion ongoing with update 2H25

Recursion OS Insight	Preclinical Validation	Clinical Development



REC-4881
0.3 μM
Side Effect Score
Disease Score
30
25
20
15
10
0
0.5
1.0
1.5
Healthy Cells
Disease State

REC-4881 suppresses disease-inducing effects of APC mutations

Identified through phenotypic discovery platform

- Novel therapeutic mechanism for FAP
- Targeted strategy selectively blocking ERK activation (MAPK pathway) to suppress disease progression

In Vivo Model: *APC*$^{min/+}$ [1]



p<0.0001
p=0.0029
p=0.0017
p=0.006
p=0.048
Total Polyp Count (+/- SEM)
40
30
20
10
0
Start of dosing
Vehicle
Celecoxib (ctrl)
REC-4881 (1 mg/kg)
REC-4881 (3 mg/kg)
REC-4881 (10 mg/kg)

Significant reduction in polyp count, outperforming celecoxib

- Decreases both polyp number and pre-cancerous adenoma percentage, unlike celecoxib[2]



(Illustrative example)
Natural History
Treatment
Polyp Burden
Time

RWE to benchmark clinical trial efficacy

- Evaluating natural history data for FAP patients undergoing routine care
- Providing frame of reference for polyp burden compared with open label REC-4881 trial

1. N=15 across arms, REC-4881 and celecoxib administered orally for 8 weeks.
2. Pre-cancerous adenoma percentage data on file.

21

Recursion

REC-7735: PI3Kα H1047R – Summary & next steps

Biological Insight

High selectivity for **H1047R mutant PI3Kα** over WT to reduce dose-limiting hyperglycemia

Design

AI-driven generative design via **hotspot molecular dynamics** to discover a **unique chemical series**

In Vivo Data

Significant tumor regressions at low doses **outperforms** clinically approved agents

Clinical

Data supports targeting **H1047R mutant breast cancer** as a **monotherapy** or in **combination** with standard of care treatments

REC-7735 Target Profile

- Potential **best-in-class** PI3Kα H1047R inhibitor
- **>100-fold selective** against WT PI3Kα
- **No significant** in-vitro safety concerns, superior BSEP, off-target & liver spheroid profile **versus competitors**
- **Highly CNS penetrant** with **low-risk** of dose-limiting AEs

What's Next

- Development candidate nomination **2H25**

22

Recursion

REC-102: ENPP1 – Summary & next steps Biological Insight Reduction of PPi production via controlled ENPP1 inhibition to restore bone hypomineralization Design AI-driven generative design via fragment screening to enhance metalloenzyme selectivity In Vivo Data Significant survival benefit in HPP mice through transient PPi reduction validates mechanistic rationale Clinical Opportunity to address significant unmet needs in juvenile and adult-onset HPP patients REC-102 Target Profile • Potential first-in-class ENPP1 inhibitor • High oral bioavailability supports QD or BID dosing • No kinases inhibited >70% at 10 µM • No significant in vitro safety liabilities identified What’s Next • IND-enabling studies ongoing • Phase 1 initiation 2H26 23

Partnered Pipeline PIPELINE

Advanced partnership discovery by leveraging Recursion 2.0

sanofi

4 **Program milestone payments achieved** in last 18 months

Several programs **advancing towards development candidate** over next 12-15 months

Roche
Genentech
A Member of the Roche Group

5 **Phenomaps in Neuroscience, GI Oncology**

- 1 trillion iPSC-derived cells
- 100 billion GI Oncology relevant cells
- 5,000 transcriptomes

Continued **program advancement** in a GI oncology indication and multiple neuroscience **programs into target validation** advanced by leveraging the RecursionOS and Genentech's biology expertise

BAYER

Recursion & Bayer have **nominated multiple early discovery precision oncology programs** against previously "undruggable" targets

Merck KGaA
Darmstadt, Germany

Multiple-year collaboration to **identify first-in-class and best-in-class** targets

Potential for over **$100 million** in partnership milestones by end of 2026

25

Recursion

Sanofi collaboration advancing novel targets in I&I and oncology – 4 milestones achieved, multiple additional expected

Biology → Design → Optimize

Leveraging suite of tools tailored for each program to collaboratively identify and drive up to Development Candidate[1]

State of the art **in vivo facilities & biology labs**
- InVivomics
- Digital toxicology
- Bespoke biological validation

Applying **Recursion OS** cutting-edge generative design platform
- Gambit
- MMPA
- Retrosynthesis
- ML based MPO filter options

QM/MD simulations to explore protein and ligand flexibility
- ABFE
- RBFE
- Co-folding
- QM based confirmational analysis

Active learning to maximize optimization and exploration
- GP Learning
- Coverage Score

Future biological insights to be identified from Recursion Phenomap



Recursion OS Platform

4 **Program milestones achieved** to date

What's next
- **Complete first development candidates** and advance programs into the clinic
- Continue to **advance broad pipeline** of first-in-class and best-in-class medicines with Recursion OS

1. Sanofi to take Development Candidate through IND enabling studies, clinical trials, regulatory approval & commercialization

26
Recursion

Roche and Genentech collaboration within neuroscience and GI oncology indication – unbiased novel biological insights to programs

Biology → Design → Optimize

~5 Phenomaps

Derived from over
1 trillion iPSC cells and
100 billion GI Onc relevant cells

~5,000 transcriptomes

From multiple disease-relevant cell types, subjected to **compound treatments and/or gene KO**, resulting in **~171 TB of data**



Lab in the Loop


High throughput screens:
Genetics and small molecules
Cell measurements
Molecular profiles and imaging
AI/ ML model
Query model
Target → gene → molecule → phenotype
Target and small
molecule prediction
Cells

Collaboratively working to identify novel biological insights from phenomaps for validation

Recursion OS Platform

What's next

- **Additional phenomap** builds ongoing
- Leveraging Recursion OS and collaborating with Roche and Genentech to **identify new programs** in a GI oncology indication & neuroscience

27

Lab in the Loop image credit: Genentech 2024

Recursion

Financial Update

Well positioned to deliver on upcoming milestones

2Q25 Highlights

Cash, cash equivalents and restricted cash

- $533.8 million in cash[1] as of June 30, 2025

Streamlining of operations and infrastructure

- Expected to reduce pro forma operating expenses by ~35% from 2024 to 2026[2]

Operational cash inflows

- $7 million Sanofi milestone payment
- $28.6 million R&D tax credit

2025 & 2026

Guidance

- Potential for over $100 million in partnership inflows by end of 2026[3]
- Expected 2025 cash burn[4] of <$450 million
- Expected 2026 cash burn[4] of <$390 million

Expected cash runway into the fourth quarter of 2027

1. Cash, cash equivalents and restricted cash
2. YE2024 reported OpEx for Recursion and Exscientia combined, excluding non-cash GAAP items (e.g. share-based compensation). 2026 estimate of <$390 million cash burn
3. Risk-adjusted cash inflows from partnerships included in estimated cash runway
4. Cash burn, defined as operating cash flow less capital expenditures, excluding partnership and financing inflows, transaction expenses and severance

29

Recursion

Looking Forward

Internal and external pipeline momentum

FY 2025 and 2026 upcoming pipeline catalysts

2025

H1

- [x] **REC-617 (CDK7i) in advanced solid tumors** Initiation of combination studies

H2

- [ ] **REC-4881 (MEK1/2i) in FAP** Additional safety and efficacy data from TUPELO
- [ ] **REC-617 (CDK7i) in advanced solid tumors** Additional Phase 1 data from ELUCIDATE
- [ ] **REC-7735 (PI3Kα H1047Ri)** DC nomination

2026

H1

- [ ] **REC-1245 (RBM39)** Early safety and PK from monotherapy trial

H2

- [ ] **REC-3565 (MALT1)** Early safety and PK from monotherapy trial
- [ ] **REC-102 (ENPP1i)** Ph1 initiation – 2H26

Partnership Catalysts

Potential for **additional phenomap options**

Potential for **multiple new project initiations**

Potential for **multiple programs optioned** by partners

Roche Genentech · sanofi · Merck KGaA Darmstadt, Germany · BAYER

31

Recursion